Note 7 - Long-term Debt and Notes Payable (Tables)	12 Months Ended
Oct. 31, 2020
Notes Tables
Schedule of Debt [Table Text Block]
	October 31,
	2020	2019
Virginia Real Estate Loan ($6.5 million original principal) payable in monthly installments of $31,812, including interest (at 3.95%), with final payment of $3,644,211 due May 1, 2024	$4,119,850	$4,580,173
North Carolina Real Estate Loan ($2.24 million original principal) payable in monthly installments of $10,963, including interest (at 3.95%), with final payment of $1,255,850 due May 1, 2024	1,045,716	1,328,450
Total long-term debt	5,165,566	5,908,623
Less current installments	312,109	738,955
Long-term debt, excluding current installments	$4,853,457	$5,169,668